MERRILL LYNCH
MUNICIPAL
INTERMEDIATE
TERM FUND









FUND LOGO








Annual Report

October 31, 1995




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011




MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

Officers and
Trustees

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fredrick K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863






TO OUR SHAREHOLDERS

After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

One of the major developments during the October quarter was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.


The Municipal Market
Tax-exempt bond yields continued to decline during the three-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 25 basis points (0.25%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 50 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $38 billion in long-term municipal securities were issued during the three months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Fiscal Year in Review
During the 12-month period ended October 31, 1995, there were two different municipal bond market environments. The Municipal Bond Buyer Revenue Index went from 6.95% in October 1994 to a high of 7.27% in December 1994 and back to 6.02% in October 1995. During the first six months of the Fund's fiscal year, we followed a more cautious investment strategy. We sold a portion of the Fund's performance-oriented deeply discounted securities and replaced them with less volatile current and premium coupon securities. Throughout the last six months of the Fund's fiscal year, our investment strategy reflected our decidedly more optimistic view toward the municipal bond market. As a consequence, we kept the Fund essentially fully invested and cash reserves at a minimum. At the beginning of August, we concentrated on the acquisition of more performance-oriented securities of high tax states to better position the portfolio to take advantage of our view of a falling interest rate scenario. This partial emphasis toward performance-oriented securities is still ongoing. This investment approach resulted in the Fund benefiting from the municipal bond market rebound that occurred during the last half of the year.

Looking forward, we plan to continue our strategy of concentrating on maintaining an appealing level of tax-exempt income and total return by continuing to emphasize the Fund's present coupon and high credit quality structure. Our use of these strategies resulted in positive returns and a competitive current yield for our shareholders during the fiscal year.


In Conclusion
We thank you for your continued support of Merrill Lynch Municipal Intermediate Term Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President and
Portfolio Manager


December 11, 1995

PERFORMANCE DATA

About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM
System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all of the Fund's Shares are presented in the "Total Return Based on a $10,000 Investment" graphs and the "Recent Performance Results" and "Performance Summary" tables below and on pages 5-8. Data for Class A and Class B Shares are presented in the "Average Annual Total Return" table on page 5. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" table on page 6.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's Shares for the 12-month and 3-month periods ended October 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Total Return
Based on a
$10,000
Investment--
Class A Shares &
Class B Shares

A line graph depicting growth of an investment in the Fund's Class A Shares compared to the growth of an investment in the Lehman
Brothers Municipal Bond Index. Beginning and ending values are:


                                            10/31/88**       10/95

ML Municipal Intermediate Term Fund++--
Class A Shares*                              $ 9,900        $15,829

Lehman Brothers Municipal Bond Index++++     $10,000        $17,691


A line graph depicting growth of an investment in the Fund's Class B Shares compared to the growth of an investment in the Lehman
Brothers Municipal Bond Index. Beginning and ending values are:

                                            11/26/86**       10/95

ML Municipal Intermediated Term Fund++--
Class B Shares*                              $10,000        $16,544

Lehman Brothers Municipal Bond Index++++     $10,000        $19,709


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity of from five to twelve years.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**


Class A Shares*

Year Ended 9/30/95                         +7.06%         +5.99%
Five Years Ended 9/30/95                   +7.50          +7.28
Inception (10/31/88) through 9/30/95       +6.84          +6.68

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**


Class B Shares*

Year Ended 9/30/95                         +6.84%         +5.84%
Five Years Ended 9/30/95                   +7.17          +7.17
Inception (11/26/86) through 9/30/95       +5.72          +5.72

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




PERFORMANCE DATA (continued)


Total Return
Based on a
$10,000
Investment--
Class C Shares &
Class D Shares

A line graph depicting growth of an investment in the Fund's Class C Shares and Class D Shares compared to the growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                            10/21/94**       10/95

ML Municipal Intermediate Term Fund++--
Class C Shares*                              $10,000        $10,858

ML Municipal Intermediate Term Fund++--
Class D Shares*                              $ 9,900        $10,771

Lehman Brothers Municipal Bond Index++++     $10,000        $11,484

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity of from five to twelve years.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.




Aggregate
Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94) through 9/30/95       +7.22%         +6.22%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**


Class D Shares*

Inception (10/21/94) through 9/30/95       +7.53%         +6.46%

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


Recent
Performance
Results
                                                                                    12 Month    3 Month
                                                   10/31/95   7/31/95   10/31/94    % Change    % Change
Class A Shares*                                     $10.00      $9.88     $9.62       +3.95%      +1.21%
Class B Shares*                                      10.00       9.88      9.62       +3.95       +1.21
Class C Shares*                                      10.00       9.87      9.62       +3.95       +1.32
Class D Shares*                                      10.00       9.88      9.62       +3.95       +1.21


Class A Shares--Total Return*                                                         +9.68(1)    +2.48(2)
Class B Shares--Total Return*                                                         +9.34(3)    +2.40(4)
Class C Shares--Total Return*                                                         +9.36(5)    +2.53(6)
Class D Shares--Total Return*                                                         +9.57(7)    +2.46(8)
Class A Shares--Standardized 30-day Yield             4.33%
Class B Shares--Standardized 30-day Yield             4.05%
Class C Shares--Standardized 30-day Yield             4.13%
Class D Shares--Standardized 30-day Yield             4.23%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.525 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.124 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.495 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.116 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.496 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.118 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.515 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.121 per share ordinary income dividends.

Performance
Summary--
Class A Shares
                           Net Asset Value           Capital Gains
Period Covered           Beginning    Ending          Distributed           Dividends Paid*     % Change**
10/31/88--12/31/88        $ 9.45      $ 9.29              --                    $0.117           - 0.45%
1989                        9.29        9.41              --                     0.606           + 8.07
1990                        9.41        9.31              --                     0.594           + 5.45
1991                        9.31        9.73              --                     0.597           +11.28
1992                        9.73        9.89              --                     0.582           + 7.88
1993                        9.89       10.42              --                     0.538           +11.04
1994                       10.42        9.52              --                     0.521           - 3.69
1/1/95--10/31/95            9.52       10.00              --                     0.424           + 9.78
                                                                                ------
                                                                          Total $3.979

                                                          Cumulative total return as of 10/31/95: 59.88%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class B Shares
                           Net Asset Value           Capital Gains
Period Covered           Beginning    Ending          Distributed           Dividends Paid*     % Change**
11/26/86--12/31/86        $10.00      $ 9.94              --                    $0.030           - 0.10%
1987                        9.94        9.27              --                     0.579           - 1.09
1988                        9.27        9.29              --                     0.564           + 6.43
1989                        9.29        9.41              --                     0.577           + 7.74
1990                        9.41        9.31              --                     0.566           + 5.14
1991                        9.31        9.73              --                     0.568           +10.94
1992                        9.73        9.89              --                     0.552           + 7.55
1993                        9.89       10.42              --                     0.507           +10.71
1994                       10.42        9.52              --                     0.490           - 3.99
1/1/95--10/31/95            9.52       10.00              --                     0.400           + 9.50
                                                                                ------
                                                                          Total $4.833

                                                         Cumulative total return as of 10/31/95: +65.44%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class C Shares
                           Net Asset Value           Capital Gains
Period Covered           Beginning    Ending          Distributed           Dividends Paid*     % Change**
10/21/94--12/31/94        $ 9.70      $ 9.52              --                    $0.093            -0.89%
1/1/95--10/31/95            9.52       10.00              --                     0.404            +9.55
                                                                                ------
                                                                          Total $0.497

                                                          Cumulative total return as of 10/31/95: +8.58%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94        $ 9.70      $ 9.52               --                   $0.100            -0.81%
1/1/95--10/31/95            9.52       10.00               --                    0.416            +9.69
                                                                                ------
                                                                          Total $0.516

                                                          Cumulative total return as of 10/31/95: +8.80%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate
Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


ACES SM        Adjustable Convertible Extendable Securities
AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
GO             General Obligation Bonds
HDA            Housing Development Authority
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDR            Industrial Development Revenue Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
S/F            Single-Family
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
                S&P       Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Alaska--1.6%    AAA       Aaa     $ 2,575   Alaska State Housing Finance Corporation, Series A, 5.30%
                                            due 6/01/2007 (d)                                                   $  2,556
                AAA       Aaa       1,000   Alaska Student Loan Corporation, Student Assisted Loan
                                            Revenue Bonds, AMT, Series A, 5.90% due 7/01/2003 (c)                  1,043


Arizona         NR*       NR*       2,000   Mohave County, Arizona, IDA, IDR (North Star Steel Co.
--0.9%                                      Project), AMT, 6.70% due 3/01/2020                                     2,139


California      A         A1        4,010   California State, GO, 5.25% due 10/01/2013                             3,800
--12.0%         AAA       Aaa       3,000   Los Angeles, California, GO, UT, Series A, 5.70% due 9/01/2008 (e)     3,089
                AAA       Aaa       3,575   Oakland, California, Redevelopment Agency, Sub-Tax Allocation
                                            Redevelopment Bonds (Central District), 5.30% due 9/01/2009 (d)        3,561
                AAA       Aaa       4,000   Oxnard, California, Financing Authority, Solid Waste
                                            Revenue Bonds, AMT, 5.75% due 5/01/2010 (c)                            4,013
                AAA       Aaa       4,000   Southern California Public Power Authority, Power Project
                                            Revenue Bonds (San Juan Unit 3), Series A, 5.375% due
                                            1/01/2010 (d)                                                          3,970
                AAA       Aaa       3,000   Southern California Rapid Transportation District Revenue
                                            Bonds (Special Benefit Assessment District), Series A1,
                                            5.50% due 9/01/2009 (c)                                                3,018
                NR*       Aa        1,750   University of California, COP (UCLA Central Chiller
                                            Cogeneration), 10.75% due 11/01/1998                                   2,058
                A-        NR*       1,610   University of California, Research Facilities Revenue Bonds,
                                            Series B, 6.50% due 9/01/2003                                          1,706
                AAA       Aaa       3,000   West & Central Basin, California, Financing Authority, Revenue
                                            Refunding Bonds (West Basin Project), Series A, 5% due
                                            8/01/2010 (c)                                                          2,855

SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                S&P       Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Colorado--6.5%                              Arapahoe County, Colorado, Capital Improvement Trust Fund,
                                            Highway Revenue Bonds, Series A (d):
                AAA       Aaa     $ 1,315     5.65% due 8/31/2009                                               $  1,351
                AAA       Aaa       1,390     5.75% due 8/31/2010                                                  1,428
                AAA       Aaa       1,000   Colorado Springs, Colorado, Utilities Revenue Improvement
                                            Bonds, Series A, 9.875% due 11/15/2000 (b)                             1,253
                                            Colorado Student Obligation Bond Authority, Student Loan
                                            Revenue Bonds, AMT, Series C:
                NR*       A         1,000     6.80% due 9/01/2000                                                  1,062
                NR*       A         1,300     6.90% due 9/01/2001                                                  1,395
                A+        A         2,000   Denver, Colorado, City and County Revenue Bonds, COP (School
                                            District Number 001), UT, Series B, 10% due 12/01/1999                 2,393
                A         NR*       1,225   Denver, Colorado, Urban Renewal Authority, Tax Increment
                                            Revenue Bonds (Downtown Denver), AMT, Series A, 7.25% due
                                            9/01/2017                                                              1,314
                NR*       A         1,470   Larimer County, Colorado, COP (School District Number R-1),
                                            10% due 12/01/2001                                                     1,881
                AAA       NR*       3,000   Westminster, Colorado, M/F Revenue Refunding Bonds (Oasis
                                            Wexford Apartments Project), 5.35% due 12/01/2025 (i)                  3,005


Connecticut                                 Connecticut State, Special Tax Obligation Revenue Bonds
--3.0%                                      (Transportation Infrastructure), Series B:
                AAA       Aaa       5,230     5.10% due 10/01/2008 (e)                                             5,187
                AAA       AAA       1,400     6.125% due 9/01/2012 (d)                                             1,494


Florida--3.9%   AAA       Aaa       3,500   Dade County, Florida, Educational Facilities Authority,
                                            Exchangeable Revenue Bonds (University of Miami), 7.65%
                                            due 4/01/2010 (d)                                                      3,975
                AAA       Aaa       2,500   Florida HFA (Antigua Club Apartments), AMT, Series A-1,
                                            6.875% due 8/01/2026 (c)                                               2,645
                AAA       Aaa       2,000   Florida State Municipal Power Agency Revenue Bonds
                                            (Stanton II Project), 6.50% due 10/01/2002 (b) (c)                     2,267


Georgia--3.2%   A1        VMIG1++   5,600   Berke County, Georgia, Development Authority, PCR (Georgia
                                            Power Co.--Plant Vogtle Project), VRDN, 3rd Series, 3.90%
                                            due 7/01/2024 (a)                                                      5,600
                A+        A         1,250   Georgia Municipal Electric Authority, Special Obligation
                                            Bonds, Fifth Crossover Series (Project One), 6.40% due 1/01/2009       1,351
                A1        VMIG1++     400   Monroe County, Georgia, Development Authority, PCR (Georgia
                                            Power Co.--Scherer), VRDN, 1st Series, 4% due 7/01/2025 (a)              400


Hawaii--1.9%    AAA       Aaa       4,000   Hawaii Department of Budget and Finance, Special Purpose
                                            Mortgage Revenue Bonds (Hawaiian Electric Company), AMT,
                                            Series C, 7.375% due 12/01/2020 (d)                                    4,453

Illinois        AAA       Aaa       2,000   Chicago, Illinois, O'Hare International Airport, Revenue
--10.9%                                     Refunding Bonds (General Airport), Second Lien, Series A,
                                            6.375% due 1/01/2012 (d)                                               2,131
                                            Cook County, Illinois, Revenue Bonds, COP (Community College
                                            District No. 508), UT (e):
                AAA       Aaa       2,000     8.10% due 1/01/1999                                                  2,216
                AAA       Aaa       1,000     8.50% due 1/01/2002                                                  1,204
                                            Illinois Health Facilities Authority Revenue Bonds, VRDN (a):
                A1+       VMIG1++   1,700     (Northwest Community Hospital), 4% due 7/01/2025                     1,700
                NR*       VMIG1++   1,200     (Resurrection Health Care System), 4.05% due 5/01/2011               1,200
                AAA       Aaa       2,500   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                            (Lutheran General Health), Series C, 7% due 4/01/2008 (h)              2,868
                                            Illinois State GO:
                AA-       A1        2,000     6.60% due 6/01/2009                                                  2,186
                AA-       A1        3,095     UT, 5.70% due 8/01/2008                                              3,193
                A+        A1        2,500   Illinois Student Assistance Community, Student Loan
                                            Revenue Bonds, AMT, Series M, 6.60% due 3/01/2007                      2,676
                AAA       Aaa       3,000   Sangamon County, Illinois, School District No. 186, Revenue
                                            Refunding Bonds (Springfield School), UT, 6.50% due 3/01/2008 (e)      3,342
                AAA       Aaa       2,045   University of Illinois, COP, Series A, 7.25% due 8/15/2000 (f)         2,240


Indiana--0.5%   A+        NR*       1,000   Indianapolis, Indiana, Local Public Improvement Refunding
                                            Bonds, Series D, 6.50% due 2/01/2006                                   1,087


Iowa--0.5%      AAA       Aaa       1,145   Woodbury County, Iowa, Health System Revenue Refunding
                                            Bonds (Saint Luke's Obligation Group), Series A, 5.20%
                                            due 9/01/2007 (d)                                                      1,138


Kansas--1.8%    AAA       Aaa       4,000   Kansas City, Kansas, Improvement Bonds, UT, Series B, 5.625%
                                            due 9/01/2009 (d)                                                      4,098


Kentucky--0.1%  A1+       VMIG1++     200   Carroll County, Kentucky, Solid Waste Disposal Facilities
                                            Revenue Bonds (Kentucky Utilities Co. Project), VRDN, AMT,
                                            Series A, 4.05% due 11/01/2024 (a)                                       200


Louisiana--     A1+       P1        2,100   Louisiana State Offshore Terminal Authority, Deepwater
2.0%                                        Port Revenue Refunding Bonds (Loop Inc.--First Stage),
                                            ACES, 3.90% due 9/01/2006 (a)                                          2,100
                AAA       Aaa       2,190   New Orleans, Louisiana, Revenue Refunding Bonds, 6.25% due
                                            10/01/2006 (c)                                                         2,417


Maine--2.5%     NR*       A         3,080   Maine Educational Loan Marketing Corporation, Student Loan
                                            Revenue Refunding Bonds, AMT, 6.90% due 11/01/2003                     3,360
                                            Maine State Turnpike Authority, Turnpike Revenue Bonds (d):
                AAA       Aaa       1,000     7.125% due 7/01/2008                                                 1,177
                AAA       Aaa       1,000     7.50% due 7/01/2009                                                  1,211

Massachusetts   BBB+      Aaa       1,745   Massachusetts Municipal Wholesale Electric Company, Power
--8.6%                                      Supply System Revenue Bonds, Series B, 6.75% due 7/01/2002 (b)         1,989
                A+        A1        1,500   Massachusetts State GO, UT, Series B, 9.25% due 7/01/2000              1,795
                AAA       Aaa       1,575   Massachusetts State HFA, Revenue Refunding Bonds, Series A,
                                            5.25% due 12/01/2006 (d)                                               1,575
                AAA       Aaa       2,060   Massachusetts State, Revenue Refunding Bonds (Lowell Building
                                            Authority), Fifth Series A, 5.625% due 11/01/2008 (c)                  2,130
                A+        A1        5,000   Massachusetts State, Revenue Refunding Bonds, Series C, 5%
                                            due 8/01/2007                                                          4,934
                AA-       Aa        1,850   Massachusetts State Water Pollution Abatement Trust, Revenue
                                            Secured Loan Program, Series A, 6.375% due 2/01/2015                   1,933
                AAA       Aaa       5,000   Massachusetts State Water Resource Authority, Series A,
                                            6.50% due 7/15/2002 (b)                                                5,632


Michigan--2.5%  NR*       A         1,000   Michigan Higher Education, Student Loan Authority Revenue
                                            Bonds, AMT, Series XIV-A, 6.75% due 10/01/2006                         1,093
                                            Michigan State Hospital Finance Authority, Revenue
                                            Refunding Bonds, Series A:
                A         A         1,000     (Detroit Medical Center Obligation Group), 6.375% due
                                              8/15/2009                                                            1,027
                NR*       A1        3,280     (McLaren Obligation Group), 5.75% due 10/15/2003                     3,360
                NR*       P1          300   Michigan State Strategic Fund, PCR, Refunding (Consumers
                                            Power Project), VRDN, Series A, 3.90% due 4/15/2018 (a)                  300



SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
                S&P       Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Minnesota-                                  Minneapolis and St. Paul, Minnesota, Housing and Redevelopment
-4.4%                                       Authority, Health Care System, Revenue Refunding Bonds, Series A:
                AAA       Aaa     $ 1,370     (Children's Healthcare), 5.45% due 8/15/2010 (f)                  $  1,370
                AAA       Aaa       1,660     (Children's Healthcare), 5.55% due 8/15/2011 (f)                     1,667
                AAA       Aaa       4,800     (Healthspan), 5% due 11/15/2006 (c)                                  4,772
                AA+       Aa        2,250   Minnesota HFA, S/F Mortgage Revenue Bonds, Series E, 6.65%
                                            due 7/01/2013                                                          2,381


Mississippi     NR*       P1        1,300   Jackson County, Mississippi, PCR, Refunding (Chevron USA,
--2.4%                                      Inc. Project), VRDN, 3.90% due 12/01/2016 (a)                          1,300
                                            Mississippi Higher Education Assistance Corporation,
                                            Student Loan Revenue Refunding Bonds, AMT, Series C:
                A         NR*       2,370     6.40% due 1/01/2003                                                  2,469
                A         NR*       1,440     6.50% due 7/01/2004                                                  1,500

Nevada--0.5%    AAA       Aaa       1,000   Clark County, Nevada, School District Revenue
                                            Bonds, Series A, 9.75% due 6/01/2000 (d)                               1,213


New             AAA       Aaa       1,570   New Jersey State Housing and Mortgage Finance Agency
Jersey--0.7%                                Revenue Bonds, AMT, Series F, 7.80% due 10/01/2010 (d)                 1,673


New Mexico      AAA       Aaa       4,210   Las Cruces, New Mexico, Revenue Bonds, AMT, 5.35%
--1.8%                                      due 12/01/2007 (d)                                                     4,240


New York        A-        Baa1      2,000   New York City, New York, GO, UT, Series A, 8% due
--2.9%                                      11/01/1998 (g)                                                         2,213
                A1+       NR*         200   New York City, New York, IDA, IDR (Japan Airlines
                                            Company Ltd. Project), VRDN, AMT, 4% due 11/01/2015 (a)                  200
                AAA       VMIG1++     500   New York City, New York, Municipal Water Finance
                                            Authority, Water and Sewer System Revenue Bonds, VRDN,
                                            Series A, 4% due 6/15/2025 (a)(e)                                        500
                BBB+      Baa1      3,825   New York City, New York, Revenue Refunding Bonds,
                                            Series E, 5.40% due 2/15/2003                                          3,791


North           A1+       NR*       5,100   Raleigh-Durham, North Carolina, Airport Authority, Special
Carolina--2.2%                              Facility Revenue Bonds, VRDN, Series A, 3.85% due
                                            11/01/2015 (a)                                                         5,100


North           NR*       Aa        1,000   North Dakota State, Student Loan Revenue Refunding Bonds,
Dakota--0.4%                                Series A, 5.90% due 7/01/1998                                          1,032


Ohio--1.4%      AAA       Aaa       1,000   Lakota, Ohio, Local School District Revenue Bonds, UT,
                                            7% due 12/01/2007 (c)                                                  1,171
                AA        Aa        1,860   Ohio State Infrastructure Improvement Revenue Bonds, GO,
                                            UT, 6.20% due 8/01/2012                                                1,986


Pennsylvania    AAA       NR*       2,500   Pennsylvania State Higher Education Assistance Agency, Student
--1.1%                                      Loan Revenue Bonds, Series A, 4.625% due 12/01/2000                    2,500


South Carolina  NR*       P1          100   Charleston County, South Carolina, Industrial Revenue
--0.9%                                      Refunding Bonds (Massey Coal Terminal Corp.), VRDN,
                                            3.95% due 1/01/2007 (a)                                                  100
                AAA       Aaa       2,020   Greenville County, South Carolina, Public Facilities Corp.,
                                            COP (Courthouse and Detention Center Project), 5.25% due
                                            4/01/2007 (c)                                                          2,032

Tennessee--1.3% A+        A1        2,960   Tennessee HDA, Mortgage Financing Revenue Refunding Bonds,
                                            Series A, 5.65% due 1/01/2007                                          2,988


Texas--10.6%    NR*       A           690   Brazos, Texas, Higher Education Authority, Student Loan
                                            Revenue Refunding Bonds, AMT, Series A, 6.70% due 9/01/2001              735
                NR*       A         2,455   Central Texas, Higher Education Authority, Student Loan
                                            Revenue Refunding Bonds, AMT, Sub-Series B, 5.50% due
                                            12/01/2005                                                             2,462
                AAA       Aaa       3,000   Houston, Texas, Hotel Occupancy Tax Revenue Refunding
                                            Bonds (Senior Lien), 5.25% due 7/01/2008 (h)                           2,983
                AAA       Aaa       3,645   Irving, Texas, Hospital Authority, Hospital Revenue Bonds
                                            (Irving Healthcare System), Series B, 5.75% due 7/01/2005 (f)          3,838
                AAA       Aaa       3,000   Lower Colorado River Authority, Texas, Revenue Refunding
                                            Bonds (Junior Lien), 5.40% due 1/01/2007 (h)                           3,047
                AA        Aa        1,375   San Antonio, Texas, GO, Improvement Bonds, 8.625% due 8/01/1999        1,573
                AA        Aa        2,700   Texas State Public Financing Authority Revenue Bonds,
                                            Series C, 9% due 10/01/1999                                            3,144
                AAA       Aaa       1,950   Trinity River Authority, Texas, Regional Wastewater System
                                            Revenue Bonds, 5.30% due 8/01/2007 (c)                                 1,980
                AA+       Aaa       3,545   University of Texas, Revenue Refunding Bonds (Permanent
                                            University Fund), 9.50% due 7/01/2000                                  4,277


Vermont--2.1%   AAA       Aaa       4,385   Vermont Municipal Bond Bank, Revenue Refunding Bonds,
                                            Series 2, 6% due 12/01/2006 (c)                                        4,758


Virginia--2.4%                              Virginia State HDA, Commonwealth Mortgage Revenue Bonds:
                AA+       Aa1       2,585     Series H, 6.50% due 7/01/2007                                        2,732
                AA+       Aa1       1,365     Series J, Sub-Series J-2, 6.45% due 1/01/2010                        1,419
                AA+       Aa1       1,300     Series J, Sub-Series J-2, 6.50% due 1/01/2011                        1,357


Washington      AAA       Aaa       1,000   King and Snohomish Counties, Washington, School District
--3.6%                                      No. 417 (Northshore), 5.30% due 12/01/2008 (e)                         1,007
                AAA       Aaa       1,500   Snohomish County, Washington, Public Utilities Electric
                                            Revenue Bonds (District No. 001), Series B, 9.75% due
                                            1/01/1999 (e)                                                          1,732
                AAA       Aaa       1,000   Snohomish County, Washington, School District No. 006,
                                            Revenue Refunding Bonds (Mukilteo), UT, 5.50% due
                                            12/01/2006 (e)                                                         1,043
                AA        Aa        2,400   Washington State, GO, Series A, 6.70% due 2/01/2006                    2,732
                AA        Aa        1,500   Washington State Public Power Supply System, Revenue
                                            Refunding Bonds (Nuclear Project No. 3), Series B, 7.375%
                                            due 7/01/2004                                                          1,666

Wisconsin       AAA       Aaa       3,130   Wisconsin State Health & Educational Facilities Authority
--2.2%                                      Revenue Bonds (Waukesha Memorial Hospital), Series A, 5.25%
                                            due 8/15/2012 (c)                                                      2,969
                AA        Aa        2,000   Wisconsin State Housing and Economic Development Authority,
                                            Home Ownership Revenue Bonds, AMT, Series F, 7.40% due
                                            7/01/2013 (j)                                                          2,149


                Total Investments (Cost--$231,221)--103.3%                                                       237,575

                Liabilities in Excess of Other Assets--(3.3%)                                                     (7,479)
                                                                                                                --------
                Net Assets--100.0%                                                                              $230,096
                                                                                                                ========

             (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
             (b)Prerefunded.
             (c)AMBAC Insured.
             (d)MBIA Insured.
             (e)FGIC Insured.
             (f)CGIC Insured.
             (g)Escrowed to Maturity.
             (h)FSA Insured.
             (i)FNMA Collateralized.
             (j)FHA Insured.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.
             Ratings of issues shown have not been audited by Deloitte & Touche LLP.


             See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1995
Assets:             Investments, at value (identified cost--$231,220,561)(Note 1a)                          $237,574,569
                    Cash                                                                                         108,063
                    Receivables:
                      Securities sold                                                      $ 12,141,879
                      Interest                                                                3,568,459
                      Beneficial interest sold                                                  311,590       16,021,928
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          78,731
                                                                                                            ------------
                    Total assets                                                                             253,783,291
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   22,813,645
                      Beneficial interest redeemed                                              422,736
                      Dividends to shareholders (Note 1f)                                       234,174
                      Investment adviser (Note 2)                                               103,130
                      Distributor (Note 2)                                                       46,039       23,619,724
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        67,706
                                                                                                            ------------
                    Total liabilities                                                                         23,687,430
                                                                                                            ------------


Net Assets:         Net assets                                                                              $230,095,861
                                                                                                            ============


Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    349,647
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      1,816,396
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         64,865
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         69,988
                    Paid-in capital in excess of par                                                         235,195,764
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                                (13,754,807)
                    Unrealized appreciation on investments--net                                                6,354,008
                                                                                                            ------------
                    Net assets                                                                              $230,095,861
                                                                                                            ============


Net Asset           Class A--Based on net assets of $34,970,380 and 3,496,473
Value:                       shares of beneficial interest outstanding                                      $      10.00
                                                                                                            ============
                    Class B--Based on net assets of $181,640,125 and 18,163,962
                             shares of beneficial interest outstanding                                      $      10.00
                                                                                                            ============
                    Class C--Based on net assets of $6,484,942 and 648,645 shares
                             of beneficial interest outstanding                                             $      10.00
                                                                                                            ============
                    Class D--Based on net assets of $7,000,414 and 699,877
                             shares of beneficial interest outstanding                                      $      10.00
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1995
Investment          Interest and amortization of premium and discount earned                                $ 10,711,523
Income (Note 1d):


Expenses:           Investment advisory fees (Note 2)                                      $    955,580
                    Account maintenance and distribution fees--Class B (Note 2)                 421,981
                    Transfer agent fees--Class B (Note 2)                                        97,308
                    Professional fees                                                            97,080
                    Printing and shareholder reports                                             94,458
                    Registration fees (Note 1e)                                                  77,498
                    Accounting services (Note 2)                                                 45,626
                    Transfer agent fees--Class A (Note 2)                                        16,008
                    Trustees' fees and expenses                                                  15,897
                    Pricing fees                                                                 10,090
                    Custodian fees                                                                8,874
                    Account maintenance fees--Class D (Note 2)                                    3,486
                    Account maintenance and distribution fees--Class C (Note 2)                   2,943
                    Transfer agent fees--Class D (Note 2)                                         1,898
                    Transfer agent fees--Class C (Note 2)                                         1,286
                    Other                                                                         8,940
                                                                                           ------------
                    Total expenses                                                                             1,858,953
                                                                                                            ------------
                    Investment income--net                                                                     8,852,570
                                                                                                            ------------


Realized &          Realized loss on investments--net                                                         (5,179,687)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                        11,774,800
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 15,447,683
--Net (Notes 1b,                                                                                            ============
1d & 3):

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Year Ended October 31,
                    Increase (Decrease) in Net Assets:                                          1995             1994
Operations:         Investment income--net                                                 $  8,852,570    $   8,954,704
                    Realized gain (loss) on investments--net                                 (5,179,687)       1,875,751
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         11,774,800      (15,766,315)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               15,447,683       (4,935,860)
                                                                                           ------------     ------------


Dividends to        Investment income--net:
Shareholders          Class A                                                                (1,507,705)      (1,583,774)
(Note 1f):            Class B                                                                (7,096,365)      (7,370,849)
                      Class C                                                                   (70,020)              (1)
                      Class D                                                                  (178,480)             (80)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (8,852,570)      (8,954,704)
                                                                                           ------------     ------------


Beneficial          Net increase in net assets derived from beneficial interest
Interest            transactions                                                             53,625,113        1,531,744
Transactions                                                                               ------------     ------------
(Note 4):


Net Assets:         Total increase (decrease) in net assets                                  60,220,226      (12,358,820)
                    Beginning of year                                                       169,875,635      182,234,455
                                                                                           ------------     ------------
                    End of year                                                            $230,095,861     $169,875,635
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have
                    been derived from information provided in the
                    financial statements.                                                   Class A
                                                                                 For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:              1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of year                $   9.62   $  10.39  $   9.70  $   9.61   $   9.24
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .53        .52       .54       .59        .60
                    Realized and unrealized gain (loss) on
                    investments--net                                       .38       (.77)      .69       .09        .37
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .91       (.25)     1.23       .68        .97
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment
                    income--net                                           (.53)      (.52)     (.54)     (.59)      (.60)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.00   $   9.62  $  10.39  $   9.70   $   9.61
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                   9.68%     (2.49%)   13.01%     7.16%     10.90%
Return:*                                                              ========   ========  ========  ========   ========


Ratios to Average   Expenses                                              .81%       .76%      .75%      .86%       .85%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.36%      5.19%     5.35%     5.97%      6.34%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $ 34,970   $ 27,653  $ 24,173  $ 14,068   $  6,546
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 115.78%     52.56%    83.66%    74.20%    129.85%
                                                                      ========   ========  ========  ========   ========



                    The following per share data and ratios have
                    been derived from information provided in the
                    financial statements.                                                   Class B
                                                                                 For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:              1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of year               $    9.62   $  10.39  $   9.69  $   9.61   $   9.24
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .50        .49       .51       .56        .57
                    Realized and unrealized gain (loss) on
                    investments--net                                       .38       (.77)      .70       .08        .37
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .88       (.28)     1.21       .64        .94
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.50)      (.49)     (.51)     (.56)      (.57)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.00   $   9.62  $  10.39  $   9.69   $   9.61
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   9.34%     (2.79%)   12.78%     6.72%     10.56%
Return:*                                                              ========   ========  ========  ========   ========


Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                                 .83%       .77%      .76%      .86%       .88%
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             1.13%      1.07%     1.06%     1.16%      1.18%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.05%      4.87%     5.07%     5.68%      6.05%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $181,640   $142,152  $158,061  $124,802   $ 97,998
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 115.78%     52.56%    83.66%    74.20%    129.85%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effect of sales loads.


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                                    Class C                Class D
                                                                                         For the                 For the
                    The following per share data and ratios have been         For the     Period      For the     Period
                    derived from information provided in the financial          Year    Oct. 21,        Year    Oct. 21,
                    statements.                                                Ended    1994++ to      Ended    1994++ to
                                                                              Oct. 31,   Oct. 31,     Oct. 31,   Oct. 31,
                    Increase (Decrease) in Net Asset Value:                     1995       1994         1995       1994
Per Share           Net asset value, beginning of period                      $   9.62    $  9.70    $   9.62   $   9.70
Operating                                                                     --------    -------    --------   --------
Performance:        Investment income--net                                         .50        .01         .52        .01
                    Realized and unrealized gain (loss) on
                    investments--net                                               .38       (.08)        .38       (.08)
                                                                              --------    -------    --------   --------
                    Total from investment operations                               .88       (.07)        .90       (.07)
                                                                              --------    -------    --------   --------
                    Less dividends from investment income--net                    (.50)      (.01)       (.52)      (.01)
                                                                              --------    -------    --------   --------
                    Net asset value, end of period                            $  10.00    $  9.62    $  10.00   $   9.62
                                                                              ========    =======    ========   ========

Total Investment    Based on net asset value per share                           9.36%      (.71%)+++   9.57%      (.71%)+++
Return:**                                                                     ========    =======    ========   ========


Ratios to           Expenses, excluding account maintenance and
Average             distribution fees                                             .81%       .88%*       .80%       .87%*
Net Assets:                                                                   ========    =======    ========   ========
                    Expenses                                                     1.01%      1.18%*       .90%       .97%*
                                                                              ========    =======    ========   ========
                    Investment income--net                                       4.76%      4.92%*      5.12%      5.20%*
                                                                              ========    =======    ========   ========


Supplemental        Net assets, end of period (in thousands)                  $  6,485    $     1    $  7,000   $     70
Data:                                                                         ========    =======    ========   ========
                    Portfolio turnover                                         115.78%     52.56%     115.78%     52.56%
                                                                              ========    =======    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Options on financial futures contracts on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased and their last asked price in the case of options written. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.55% on the average daily value of the Fund's net assets.

The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent that expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the expense limitation applicable at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The Distributor voluntarily did not collect any Class C distribution fees for the year ended October 31, 1995. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account     Distribution
                                       Maintenance Fee      Fee

Class B                                     0.20%          0.10%
Class C                                     0.20%          0.10%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $216         $3,039
Class D                                  $655         $9,069


For the year ended October 31, 1995, MLPF&S received contingent deferred sales charges of $219,856 and $1,574 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFD, MLFDS, MLPF&S, and/or
ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $249,072,917 and $192,376,387, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995, were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $ (3,446,639)   $ 6,354,008
Short-term investments                (50,054)            --
Financial futures contracts        (1,682,994)            --
                                 ------------    -----------
Total                            $ (5,179,687)   $ 6,354,008
                                 ============    ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $6,354,008, of which $6,756,179 related to appreciated securities and $402,171 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $231,220,561.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $53,625,113 and $1,531,744 for the years ended
October 31, 1995 and October 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                         1,647,907   $ 16,236,414
Shares issued to shareholders
in reinvestment of dividends           77,636        757,875
                                 ------------   ------------
Total issued                        1,725,543     16,994,289
Shares redeemed                    (1,103,835)   (10,743,665)
                                 ------------   ------------
Net increase                          621,708   $  6,250,624
                                 ============   ============



Class A Shares for the Year                         Dollar
Ended October 31, 1994                Shares        Amount

Shares sold                         1,950,875   $ 19,905,075
Shares issued to shareholders
in reinvestment of dividends           84,928        849,553
                                 ------------   ------------
Total issued                        2,035,803     20,754,628
Shares redeemed                    (1,486,841)   (14,764,667)
                                 ------------   ------------
Net increase                          548,962   $  5,989,961
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                         7,623,095   $ 75,241,383
Shares issued to shareholders
in reinvestment of dividends          351,003      3,428,515
                                 ------------   ------------
Total issued                        7,974,098     78,669,898
Shares redeemed                    (4,590,100)   (44,465,318)
                                 ------------   ------------
Net increase                        3,383,998   $ 34,204,580
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended October 31, 1994                Shares        Amount

Shares sold                         4,312,670   $ 43,164,248
Shares issued to shareholders
in reinvestment of dividends          355,440      3,565,166
                                 ------------   ------------
Total issued                        4,668,110     46,729,414
Shares redeemed                    (5,098,388)   (51,259,175)
                                 ------------   ------------
Net decrease                         (430,278)  $ (4,529,761)
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                           692,677   $  6,861,453
Shares issued to shareholders
in reinvestment of dividends            5,294        52,387
                                 ------------   ------------
Total issued           .              697,971      6,913,840
Shares redeemed                       (49,436)      (489,048)
                                 ------------   ------------
Net increase                          648,535   $  6,424,792
                                 ============   ============



Class C Shares for the Period
October 21, 1994++ to                               Dollar
October 31, 1994                      Shares        Amount

Shares sold                               110   $      1,067
                                 ------------   ------------
Total issued                              110   $      1,067
                                 ============   ============

[FN]
++Commencement of Operations.



Class D Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                         1,260,691   $ 12,362,696
Shares issued to shareholders
in reinvestment of dividends            9,765         95,915
                                 ------------   ------------
Total issued                        1,270,456     12,458,611
Shares redeemed                      (577,845)    (5,713,494)
                                 ------------   ------------
Net increase                          692,611   $  6,745,117
                                 ============   ============

Class D Shares for the Period
October 21, 1994++ to                               Dollar
October 31, 1994                      Shares        Amount

Shares sold                             7,265   $     70,467
Shares issued to shareholders in
reinvestment of dividends                   1             10
                                 ------------   ------------
Total issued                            7,266   $     70,477
                                 ============   ============

[FN]
++Commencement of Operations.



5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a net capital loss carryforward of approximately $11,887,000, of which $6,982,000 expires in 1996, $456,000 expires in 1997, $795,000 expires in 1998, and $3,654,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $1,037,858 has been reclassified to paid-in capital in excess of par.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Municipal Intermediate Term Fund of
Merrill Lynch Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 11, 1995
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Municipal Intermediate Term Fund of the Merrill Lynch Municipal Series Trust during its taxable year ended October 31, 1995, qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.